Exhibit 10.4

CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in this Registration Statement on Form 20-F of our reports dated February 19, 2002, relating to the financial statements of Synthélabo, which appear in such Registration Statement.

     Paris, France
     June 25, 2002

     Befec – Price Waterhouse
     Member of PricewaterhouseCoopers

/s/ Jacques Denizeau
Jacques Denizeau